EXHIBIT 10.25



August 3, 2006



Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205


Ladenburg Thalmann & Co. Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022



               Re:     Initial Public Offering
                       -----------------------

Gentlemen:

               The undersigned stockholder of Media & Entertainment Holdings, Inc. ("Company"), in consideration of Ladenburg Thalmann & Co. Inc.
("Ladenburg") agreeing to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

               1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares and IPO Shares owned by it in accordance with the majority of the votes cast by the holders of the IPO Shares, other than Insiders, officers and directors of the Company.

               2. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Ladenburg that the business combination is fair to the Company's stockholders from a financial perspective.

               3. Neither the undersigned nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination.

               4. Neither the undersigned nor or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned or any Affiliate of the undersigned originates a Business Combination.

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Media & Entertainment Holdings, Inc.
Ladenburg Thalmann & Co. Inc.
August 3, 2006
Page 2


               5. The undersigned will escrow its Insider Shares for the period commencing on the effective date of the registration statement relating to the IPO and ending one year from the consummation of a business combination, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

               6.  The undersigned represents and warrants that:

               (a) it is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

               (b) it has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it is not currently a defendant in any such criminal proceeding; and

               (c) it has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

               7. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

               8. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers and directors who are stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

               9. The undersigned hereby waives its right to exercise conversion rights with respect to any Insider Shares and/or IPO Shares owned by the undersigned, directly or indirectly, and agrees that it will not seek conversion with respect to such Insider Shares and/or IPO Shares in connection with any vote to approve a Business Combination (as is more fully described in the Company's Prospectus relating to its IPO).

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Media & Entertainment Holdings, Inc.
Ladenburg Thalmann & Co. Inc.
August 3, 2006
Page 3


                                               HEARST CORPORATION



                                               By:    /s/ Ronald J. Doerfler
                                                   -----------------------------
                                                      Ronald J. Doerfler
                                                      Senior Vice President and
                                                      Chief Financial Officer

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